Exhibit 99.1
GoHealth Reports First Quarter 2024 Results
CHICAGO, May 9, 2024 — GoHealth, Inc. (NASDAQ: GOCO) (“GoHealth” or the “Company”), a leading health insurance marketplace and Medicare-focused digital health company, today announced financial results for the three months ended March 31, 2024.

First Quarter Highlights
•First quarter 2024 net revenues of $185.6 million, a slight increase compared to $183.2 million in the prior year period.
•First quarter 2024 Submissions of 216,148, a 2,503 increase compared to 213,645 Submissions in the prior year period.
•First quarter 2024 net loss of $21.3 million, an improvement of $1.2 million compared to $22.5 million in the prior year period.
•First quarter 2024 Adjusted EBITDA(1) of $26.9 million, a decrease of $1.9 million compared to $28.8 million in the prior year period.
•First quarter 2024 trailing twelve months (“TTM”) cash flow from operations was $101.2 million, compared to TTM cash flow from operations of $26.9 million in the prior year period.

Regulatory Updates
•We are gaining insight into the Centers for Medicare and Medicaid Services (“CMS”) Final 2025 Marketing Rule and are confident that the CMS guidelines align with our Encompass model and our strategic plans.
•Based on health plans’ reactions to the CMS Final 2025 Rate Notice we expect greater demand for the GoHealth personalized Encompass shopping and enrollment experience this fall.

“Our first quarter results exceeded our expectations and highlight our team’s ability to be innovative and resilient amongst market conditions. The proactive work we have done to drive consumer centricity has been instrumental in our ability to navigate the ever-evolving regulatory landscape. Our model is aligned with CMS’s intentions to protect consumers, and the work we have done has prepared us well for the current regulations and those likely to come,” said Vijay Kotte, CEO of GoHealth. “Looking ahead, we remain committed to leveraging our insights and technology to further improve the healthcare journey for consumers, ensuring they have the support they need to make informed decisions."

"While we realize that rewarding agents for doing the right thing may not maximize revenue in the short term, we stand by our belief that PlanFit is an investment in the consumer that will pay off long-term,” said Jason Schulz, CFO of GoHealth. “This alignment of improved financial outcomes with our consumer-first philosophy supports our strategic direction. We remain committed to leveraging technology for better healthcare decisions, as we are poised to drive both sustained profitability and positive consumer impact in the years to come."

(1)Adjusted EBITDA is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see below.

Conference Call Details

The Company will host a conference call today, Thursday, May 9, 2024 at 8:00 a.m. (ET) to discuss its financial results. A live audio webcast of the conference call will be available via GoHealth's Investor Relations website, https://investors.gohealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call.

About GoHealth, Inc.

GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com.

Investor Relations:
John Shave
JShave@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, future capital expenditures and debt service obligations, are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“2023 Annual Report on Form 10-K”) and in our other filings with the Securities and Exchange Commission. The factors described in our 2023 Annual Report on Form 10-K should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in the forthcoming Quarterly Report on Form 10-Q for the first quarter ended March 31, 2024 and our other filings with the Securities and Exchange Commission.

You should read this press release and the documents that we reference in this press release completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Use of Non-GAAP Financial Measures and Key Performance Indicators

In this press release we use supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Condensed Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures include net income (loss) before interest expense, income tax (benefit) expense and depreciation and amortization expense, or EBITDA; Adjusted EBITDA; Cash Adjusted EBITDA; Adjusted EBITDA margin; Sales per Submission; Cost per Submission and Adjusted Gross Margin per Submission. Adjusted EBITDA is the primary financial performance measure used by management to evaluate the business and monitor the results of operations. Cash Adjusted EBITDA is used by management to assess Adjusted EBITDA excluding the effect of LTV estimates period over period. Sales per Submission, Cost per Submission and Adjusted Gross Margin per Submission are key operating metrics used by management to understand the Company’s underlying financial performance and trends.

Additional non-GAAP financial measures, including net revenues excluding the Lookback Adjustments, Adjusted EBITDA excluding the Lookback Adjustments, net revenues excluding both the Non-Encompass BPO Services revenue and the Lookback Adjustments and Adjusted EBITDA excluding both the Non-Encompass BPO Services gross margin and the Lookback Adjustments, are also included in this presentation. The Lookback Adjustments are revenue adjustments that represent changes in estimates relating to performance obligations satisfied in prior periods and relate to fiscal years 2021 and prior.

Adjusted EBITDA represents, as applicable for the period, EBITDA as further adjusted for certain items summarized in the table below. Adjusted EBITDA margin represents Adjusted EBITDA divided by net revenues. Cash Adjusted EBITDA represents Adjusted EBITDA plus a decrease or less an increase in the period over period change in our net contract assets. Sales per Submission represents Medicare Revenue per Submission as further adjusted for certain items summarized in the table furnished below in this press release. Cost per Submission represents Operating Expense per Submission as further adjusted for certain items summarized in the table furnished below in this press release. Adjusted Gross Margin represents Sales per Submission less Cost per Submission.

We use non-GAAP financial measures to supplement financial information presented on a GAAP basis. We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is used as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for the most directly comparable measures prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA, Cash Adjusted EBITDA, Sales per Submission, Cost per Submission and Adjusted Gross Margin per Submission to its most directly comparable GAAP financial measure, are presented in the tables furnished below in this press release. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-routine items.

Key Terms and Performance Indicators; Non-GAAP Financial Measures

Throughout this press release, we use a number of key terms and provide a number of key performance indicators used by management. We define these terms and key performance indicators as follows:

•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“Adjusted Gross Margin per Submission” refers to Sales per Submission less Cost per Submission.

•“Cash Adjusted EBITDA” refers to Adjusted EBITDA plus a decrease or less an increase in the period over period change in our net contract assets.

•“Cost of Submission” refers to the aggregate cost to convert prospects into Submissions during a particular period. Cost of Submission is comprised of revenue share, marketing and advertising expenses and consumer care and enrollment expenses, excluding share-based compensation expense, the impact of revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods and such expenses related to Non-Encompass BPO Services.

•“Cost per Submission” refers to (x) the aggregate cost to convert prospects into Submissions for a particular period (comprised of revenue share, marketing and advertising expenses and consumer care and enrollment expenses, excluding share-based compensation expense and such expenses related to Non-Encompass BPO Services) divided by (y) the number of Submissions for such period.

•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

•“LTV” refers to the Lifetime Value of Commissions, which we define as aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan partner mix and expected policy persistency with applied constraints.

•“Non-Encompass BPO Services” refer to programs in which GoHealth-employed agents are dedicated to certain health plans and agencies we partner with outside of the Encompass operating model.

•“Sales per Submission” refers to (x) the sum of (i) aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan partner mix and expected policy persistency with applied constraints, excluding revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods, (ii) non-agency revenue, and (iii) partner marketing and other revenue, divided by (y) the number of Submissions for such period.

•“Sales/Cost of Submission” refers to (x) the sum of (i) aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan partner mix and expected policy persistency with applied constraints, excluding revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods, (ii) non-agency revenue and (iii) partner marketing and other revenue, divided by (y) the aggregate cost to convert prospects into Submissions (comprised of revenue share, marketing and advertising expenses and consumer care and enrollment expenses, excluding share-based compensation expense) for such period. Sales and Cost of Submission exclude amounts related to Non-Encompass BPO Services.

•“Submission” refers to either (i) a completed application with our licensed agent that is submitted to the health plan partner and subsequently approved by the health plan partner during the indicated period, excluding applications through our Non-Encompass BPO Services or (ii) a transfer by our agent to the health plan partner through the Encompass operating model during the indicated period.

The following tables set forth the components of our results of operations for the periods indicated (unaudited):

	Three months ended Mar. 31,
	2024		2023
(in thousands, except percentages and per share amounts)	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$185,600	100.0%	$183,158	100.0%	$2,442	1.3%
Operating expenses:
Revenue share	38,013	20.5%	45,462	24.8%	(7,449)	(16.4)%
Marketing and advertising	52,775	28.4%	45,743	25.0%	7,032	15.4%
Consumer care and enrollment	47,861	25.8%	42,027	22.9%	5,834	13.9%
Technology	10,550	5.7%	9,543	5.2%	1,007	10.6%
General and administrative	16,919	9.1%	22,618	12.3%	(5,699)	(25.2)%
Amortization of intangible assets	23,514	12.7%	23,514	12.8%	—	—%
Total operating expenses	189,632	102.2%	188,907	103.1%	725	0.4%
Income (loss) from operations	(4,032)	(2.2)%	(5,749)	(3.1)%	1,717	(29.9)%
Interest expense	17,951	9.7%	16,891	9.2%	1,060	6.3%
Other (income) expense, net	(566)	(0.3)%	(53)	—%	(513)	967.9%
Income (loss) before income taxes	(21,417)	(11.5)%	(22,587)	(12.3)%	1,170	(5.2)%
Income tax (benefit) expense	(71)	—%	(44)	—%	(27)	61.4%
Net income (loss)	$(21,346)	(11.5)%	$(22,543)	(12.3)%	$1,197	(5.3)%
Net income (loss) attributable to non-controlling interests	(12,130)	(6.5)%	(13,364)	(7.3)%	1,234	(9.2)%
Net income (loss) attributable to GoHealth, Inc.	$(9,216)	(5.0)%	$(9,179)	(5.0)%	$(37)	0.4%
Net income (loss) per share:
Net income (loss) per share of Class A common stock — basic and diluted	$(1.04)		$(1.12)
Weighted-average shares of Class A common stock outstanding — basic and diluted	9,715		8,965
Non-GAAP financial measures:
EBITDA	$22,780		$20,571
Adjusted EBITDA	$26,894		$28,778
Adjusted EBITDA margin	14.5%		15.7%

The following tables set forth the reconciliations of GAAP net income (loss) to EBITDA and Adjusted EBITDA for the periods indicated (unaudited):

	Three months ended Mar. 31,
(in thousands)	2024	2023
Net revenues	$185,600	$183,158
Net income (loss)	(21,346)	(22,543)
Interest expense	17,951	16,891
Income tax expense (benefit)	(71)	(44)
Depreciation and amortization expense	26,246	26,267
EBITDA	22,780	20,571
Share-based compensation expense (benefit)(1)	1,783	6,584
Legal fees(2)	503	1,623
Severance costs(3)	1,828	—
Adjusted EBITDA	$26,894	$28,778
Adjusted EBITDA margin	14.5%	15.7%

(1)Represents non-cash share-based compensation expense (benefit) relating to equity awards as well as share-based compensation expense (benefit) relating to liability classified awards that will be settled in cash.
(2)Represents legal fees, settlement accruals and other expenses related to certain litigation, Credit Agreement amendments and other non-routine legal or regulatory matters
(3)Represents severance costs and associated fees associated with a reduction in workforce.

The following table summarizes net revenues and Adjusted EBITDA excluding the Non-Encompass BPO Services for the periods indicated (unaudited):

	Three months ended Mar. 31,
(in thousands)	2024	2023
Net revenues	$185,600	$183,158
Exit of Non-Encompass BPO Services	—	(6,794)
Net revenues excluding Non-Encompass BPO Services	185,600	176,364

Adjusted EBITDA	$26,894	$28,778
Exit of Non-Encompass BPO Services	—	(1,402)
Adjusted EBITDA excluding Non-Encompass BPO Services	$26,894	$27,376
Adjusted EBITDA margin excluding Non-Encompass BPO Services	14.5%	15.5%

The following table sets forth the reconciliations of Adjusted EBITDA to Cash Adjusted EBITDA for the periods indicated (unaudited):

	Three months ended Mar. 31,
(in thousands)	2024	2023
Adjusted EBITDA	$26,894	$28,778
Beginning commissions receivable	911,697	1,031,433
Beginning commissions payable	(321,987)	(375,141)
Beginning net contract assets	589,710	656,292
Ending commissions receivable	843,127	936,804
Ending commissions payable	(296,549)	(329,435)
Ending net contract assets	546,578	607,369
(Increase)/decrease in contract assets	43,132	48,923
Cash Adjusted EBITDA	$70,026	$77,701
The table below depicts the disaggregation of revenue and is consistent with how the Company evaluates its financial performance (unaudited):

	Three months ended Mar. 31,
(in thousands)	2024	2023
Medicare Revenue
Agency Revenue
Commission Revenue(1)	$79,733	$97,531
Partner Marketing and Other Revenue	19,391	27,124
Total Agency Revenue	99,124	124,655
Non-Agency Revenue	85,902	44,972
Total Medicare Revenue	185,026	169,627
Other Revenue
Non-Encompass BPO Services Revenue	—	6,794
Other Revenue	574	6,737
Total Other Revenue	574	13,531
Total Net Revenues	$185,600	$183,158
(1)Commission revenue excludes commissions generated through the Company’s Non-Encompass BPO Services as well as from the sale of individual and family plan insurance products.

The following table summarizes share-based compensation expense (benefit) by operating function for the periods indicated (unaudited):

	Three months ended Mar. 31,
(in thousands)	2024	2023
Marketing and advertising	$76	$66
Customer care and enrollment	324	604
Technology	239	767
General and administrative(1)	1,144	5,147
Total share-based compensation expense (benefit)	$1,783	$6,584
(1) For the three months ended March 31, 2024 and 2023, share-based compensation expense includes expense related to the stock appreciation rights (“SARs”), which are liability classified awards.

The following table sets forth our balance sheets for the periods indicated (unaudited):

(in thousands, except per share amounts)	Mar. 31, 2024	Dec. 31, 2023
Assets
Current assets:
Cash and cash equivalents	$97,818	$90,809
Accounts receivable, net of allowance for doubtful accounts of $6 in 2024 and $27 in 2023	9,226	250
Commissions receivable - current	269,799	336,215
Prepaid expense and other current assets	20,254	49,166
Total current assets	397,097	476,440
Commissions receivable - non-current	573,328	575,482
Operating lease ROU asset	21,008	21,995
Other long-term assets	2,118	2,256
Property, equipment, and capitalized software, net	28,667	26,843
Intangible assets, net	373,040	396,554
Total assets	$1,395,258	$1,499,570
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,773	$17,705
Accrued liabilities	66,595	86,254
Commissions payable - current	94,896	118,732
Short-term operating lease liability	5,309	5,797
Deferred revenue	38,723	52,403
Current portion of long-term debt	75,000	75,000
Other current liabilities	13,707	14,122
Total current liabilities	300,003	370,013
Non-current liabilities:
Commissions payable - non-current	201,653	203,255
Long-term operating lease liability	38,198	39,547
Long-term debt, net of current portion	410,324	422,705
Other non-current liabilities	9,247	9,095
Total non-current liabilities	659,422	674,602
Commitments and Contingencies
Series A redeemable convertible preferred stock — $0.0000 par value; 50 shares authorized; 50 shares issued and outstanding as of both March 31, 2024 and December 31, 2023. Liquidation preference of $51.9 million and $50.9 million as of March 31, 2024 and December 31, 2023, respectively.	50,193	49,302
Stockholders’ equity:
Class A common stock – $0.0000 par value; 1,100,000 shares authorized; 10,160 and 9,823 shares issued; 9,898 and 9,651 shares outstanding as of March 31, 2024 and December 31, 2023, respectively.	1	1
Class B common stock – $0.0000 par value; 615,987 and 616,018 shares authorized; 12,783 and 12,814 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively.	1	1
Preferred stock – $0.0001 par value; 20,000 shares authorized (including 50 shares of Series A redeemable convertible preferred stock authorized and 200 shares of Series A-1 convertible preferred stock authorized); 50 shares issued and outstanding as of both March 31, 2024 and December 31, 2023.	—	—
Series A-1 convertible preferred stock— $0.0001 par value; 200 shares authorized; no shares issued and outstanding as of both March 31, 2024 and December 31, 2023.	—	—
Treasury stock – at cost; 262 and 173 shares of Class A common stock as of March 31, 2024 and December 31, 2023, respectively.	(3,582)	(2,640)
Additional paid-in capital	659,080	654,059
Accumulated other comprehensive income (loss)	(129)	(127)
Accumulated deficit	(429,496)	(420,280)
Total stockholders’ equity attributable to GoHealth, Inc.	225,875	231,014
Non-controlling interests	159,765	174,639
Total stockholders’ equity	385,640	405,653
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$1,395,258	$1,499,570

The following table sets forth the net cash provided by (used in) operating activities for the periods presented (unaudited):

Net cash provided by (used in) operating activities	Three months ended Mar. 31,		Trailing Twelve Months ended Mar. 31,
	2024	2023	2024	2023
	$12,512	$20,479	$101,174	$26,897

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. Below are the most relevant business and operating metrics, besides EBITDA, Adjusted EBITDA and Cash Adjusted EBITDA for our single operating and reportable segment.
The following tables set forth the reconciliations of Medicare Revenue per Submission, Operating Expense per Submission, and Gross Margin per Submission to Sales per Submission, Cost Per Submission, and Adjusted Gross Margin per Submission for the periods indicated (unaudited):

	Three months ended Mar. 31,
	2024	2023
Sales per Submission
Medicare Revenue per Submission	$856	$794
Sales per Submission	$856	$794

Cost per Submission
Operating Expense per Submission	$877	$884
Indirect operating expenses(1)	(235)	(261)
Exit of Non-Encompass BPO Services	—	(25)
Share-based compensation expense(2)	(2)	(6)
Cost per Submission	$640	$592

Gross Margin per Submission(3)	$(21)	$(90)
Adjusted Gross Margin per Submission(4)	$216	$202

(1)Indirect operating expenses include technology, general and administrative, amortization of intangible assets, operating lease impairment charges and restructuring and other related charges.
(2)Share-based compensation expense included within marketing and advertising expenses and customer care and enrollment expenses.
(3)Medicare Revenue per Submission less Operating Expense per Submission.
(4)Sales per Submission less Cost per Submission.

The following table presents the number of Submissions for the periods presented (unaudited):

Submissions	Three months ended Mar. 31,
	2024	2023	Change	% Change
	216,148	213,645	2,503	1.2%

The following table presents the Sales per Submission for the periods presented (unaudited):

Sales Per Submission	Three months ended Mar. 31,
	2024	2023	$ Change	% Change
	$856	$794	$62	7.8%

The following are our Sales/Cost of Submission, Cost of Submission (in thousands) and Cost Per Submission for the three months ended March 31, 2024 and 2023 (unaudited):

	Three months ended Mar. 31,
	2024	2023
Sales/Cost of Submission	1.3	1.3
Cost of Submission	$138,250	$126,402
Cost per Submission	$640	$592